UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2010

Virage Logic Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-31089	77-0416232
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
47100 Bayside Parkway
Fremont, California	94538
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (510) 360-8000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On Sunday, July 25, 2010, Virage Logic Corporation learned of the death of its Executive Vice President, Marketing and Sales, Brani Buric.  Mr. Buric had been with the Company since 2002 and his passing will be deeply felt by all who knew him.  The Company’s management and the Board of Directors are confident that its staff will be able to carry out all necessary functions despite the loss of Mr. Buric.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

99.1	Press Release of Virage Logic Corporation dated July 29, 2010 entitled “Semiconductor Industry Loses Well Known and Respected Executive Brani Buric.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 29, 2010	VIRAGE LOGIC CORPORATION

		By:	/s/ Brian Sereda
Brian Sereda
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of Virage Logic Corporation dated July 29, 2010 entitled “Semiconductor Industry Loses Well Known and Respected Executive Brani Buric.”